UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Colonial Bankshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2009

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Colonial Bankshares, Inc.  The Annual Meeting will be held at the executive offices of Colonial Bank, FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360 on May 21, 2009, at 3:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of Colonial Bankshares, Inc.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of Beard Miller Company LLP as Colonial Bankshares, Inc.’s independent registered public accounting firm for the year ending December 31, 2009.  The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Colonial Bankshares, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer

Colonial Bankshares, Inc.
2745 S. Delsea Drive
Vineland, New Jersey 08360
(856) 205-0058

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 21, 2009

Notice is hereby given that the Annual Meeting of Stockholders of Colonial Bankshares, Inc. will be held at the executive offices of Colonial Bank, FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on May 21, 2009 at 3:00 p.m., local time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two Directors;
2.	the ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm for the year ending December 31, 2009; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on March 27, 2009 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF COLONIAL BANKSHARES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Marie E. Davis
Marie E. Davis
Corporate Secretary

Vineland, New Jersey
April 21, 2009

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Colonial Bankshares, Inc.
2745 S. Delsea Drive
Vineland, New Jersey 08360
(856) 205-0058

ANNUAL MEETING OF STOCKHOLDERS
May 21, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Colonial Bankshares, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the executive offices of Colonial Bank FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on May 21, 2009, at 3:00 p.m., local time, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 21, 2009.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of Colonial Bankshares, Inc. will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Colonial Bankshares, Inc. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person.  The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Colonial Bankshares, Inc. prior to the voting of such proxy.  If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise noted below, holders of record of Colonial Bankshares, Inc.’s shares of common stock, par value $0.10 per share, as of the close of business on March 27, 2009 are entitled to one vote for each share then held.  As of March 27, 2009, there were 4,428,021 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Colonial Bankshares, MHC, our mutual holding company parent, owns 2,441,716 shares of common stock, or 55.1% of our outstanding shares as of March 27, 2009.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of Beard Miller Company LLP as the independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of a majority of the shares cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of Beard Miller Company LLP as the independent registered public accounting firm for the year ending December 31, 2009.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Colonial Bankshares, Inc. and the Securities and Exchange Commission regarding such ownership.  The following table sets forth, as of March 27, 2009, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership (1)	Outstanding

Colonial Bankshares, MHC	2,441,716	55.1%
2745 S. Delsea Drive
Vineland, New Jersey 08360

Grace and White, Inc.	337,756 (2)	7.6%
515 Madison Ave., Suite 1700
New York, New York 10022
___________________
(1)
Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Based on information contained in a Schedule 13G/A filed on February 4, 2009 with information as of December 31, 2008.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members.  Our Bylaws provide that Directors are divided into three classes, with one class of Directors elected annually.  Our Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify.  Two Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify.  The Nominating Committee of the Board of Directors has nominated the following persons to serve as Directors for three-year terms: Frank M. Hankins, Jr. and Gregory J. Facemyer, CPA.

The table below sets forth certain information, as of March 27, 2009, regarding the nominees, the other current members of our Board of Directors, and Executive Officers who are not Directors, including the terms of office of board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between any of the nominees or continuing directors and any other person pursuant to which such nominees or continuing directors were selected.

Name	Position(s) Held With Colonial Bankshares, Inc.	Age	Director Since (1)	Current Term Expires	Shares Beneficially Owned	Percent of Class

NOMINEES
Frank M. Hankins, Jr.	Director	91	1947	2009	60,981(2)	1.4%
Gregory J. Facemyer, CPA	Vice Chairman of the Board	54	1994	2009	38,782(3)	*

CONTINUING BOARD MEMBERS

Edward J. Geletka	President, Chief Executive Officer and Director	47	2001	2010	60,653(4)	1.4%
Richard S. Allen	Director	51	2001	2010	23,782(5)	*
James Quinn	Director	63	1998	2010	28,782(6)	*
Albert A. Fralinger, Jr.	Chairman of the Board	76	1971	2011	57,782(7)	1.3%
John Fitzpatrick, CPA	Director	46	2005	2011	9,082(8)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

L. Joseph Stella, III	Executive Vice President and Chief Financial Officer	51	N/A	N/A	31,191(9)	*
William F. Whelan	Executive Vice President and Chief Operations Officer	56	N/A	N/A	15,529(10)	*
Richard W. Dapp	Senior Vice President and Chief Credit Officer	55	N/A	N/A	23,279(11)	*

All Directors and Executive Officers as a Group (10 persons)					349,843	7.8%

*	Less than 1%.
(1)	Includes service with Colonial Bank, FSB and Colonial Bankshares, Inc.
(2)
Includes 15,350 shares held in trust for Mr. Hankins’ grandchildren, 2,610 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,432 shares.

(3)
Includes 10,000 shares held in Mr. Facemyer’s profit sharing plan, 2,610 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,432 shares.

(4)
Includes 9,012 shares held in Mr. Geletka’s account in Colonial Bank, FSB’s 401(k) Plan, 3,771 shares allocated to Mr. Geletka under Colonial Bank, FSB’s employee stock ownership plan, 3,195 shares held by Mr. Geletka’s spouse, 10,200 unvested shares awarded under the Company’s 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 17,800 shares.

(5)
Includes 15,000 shares held jointly with Mr. Allen’s spouse, 2,610 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,432 shares.

(6)
Includes 10,000 shares held by Mr. Quinn’s spouse, 2,610 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,432 shares.

(7)
Includes 10,000 shares held by Mr. Fralinger’s spouse, 2,610 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,432 shares.

(8)	Includes 2,610 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,432 shares.
(9)
Includes 9,890 shares held in Mr. Stella’s account in Colonial Bank, FSB’s 401(k) plan, 3,011 shares allocated to Mr. Stella under Colonial Bank, FSB’s employee stock ownership plan, 900 shares held jointly with Mr. Stella’s spouse, 5,100 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 8,800 shares.

(10)
Includes 2,718 shares held in Mr. Whelan’s account in Colonial Bank, FSB’s 401(k) plan, 1,711 shares allocated to Mr. Whelan under Colonial Bank, FSB’s employee stock ownership plan, 3,600 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,800 shares.

(11)
Includes 20 shares held in Mr. Dapp’s account in Colonial Bank, FSB’s 401(k) plan, 1,574 shares allocated to Mr. Dapp under Colonial Bank, FSB’s employee stock ownership plan, 3,600 unvested shares awarded under our 2006 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 4,800 shares.

Directors and Executive Officers

The business experience for the past five years for each of our directors and executive officers is as follows:

Frank M. Hankins, Jr. is the retired Chairman of H. H. Hankins & Brothers Lumber in Bridgeton, New Jersey.

Albert A. Fralinger, Jr. is the Chairman and Chief Financial Officer of Fralinger Engineering, a civil engineering firm that he founded in 1960.

Edward J. Geletka has served as the President and Chief Executive Officer of Colonial Bank, FSB since 2000, and has been employed by Colonial Bank, FSB in a variety of positions since 1987.

Richard S. Allen has been the President of Allen Associates, Insurance Services, since 1993.  Mr. Allen has been employed by Allen Associates since 1982.

Gregory J. Facemyer, CPA, has been a self-employed certified public accountant since 1980.  Mr. Facemyer is a Township Committeeman in Hopewell Township.

John Fitzpatrick, CPA, is the President of Premier Accounting Services, of Pitman, New Jersey, formerly called Fitzpatrick & McIlvaine, CPAs PC, which he founded in 1992.

James Quinn is the owner of Quinn Broadcasting, Inc., which he founded in 1977.  Mr. Quinn has also served as the mayor of Millville, New Jersey since 1997.

L. Joseph Stella, III, CPA has served as Executive Vice President and Chief Financial Officer of Colonial Bank, FSB since March 1999.

William F. Whelan was appointed Executive Vice President and Operations Officer in January 2007.  He was appointed Senior Vice President of Colonial Bank, FSB in July 2005.  Mr. Whelan was previously the Chief Executive Officer of St. Joseph’s Carpenter Society, a charitable organization that constructs housing units, and worked for that organization from 2001 until 2005.  From 1974 until 2001, Mr. Whelan worked for financial institutions in numerous positions.

Richard W. Dapp has served as Senior Vice President and Chief Credit Officer of Colonial Bank, FSB since July 2004.  From November 2003 to July 2004, Mr. Dapp served as Vice President/Chief Commercial Lending Officer for Franklin Savings Bank, Pilesgrove, New Jersey.  From June 2001 to November 2002, Mr. Dapp served as Cumberland County Regional Vice President for Commerce Bank, NA, Vineland, New Jersey.

Board Independence

The Board of Directors has determined that each of Colonial Bankshares, Inc.’s directors, with the exception of Mr. Geletka, is “independent” as defined in Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market.  In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions With Certain Related Persons,” below.  During the year ended December 31, 2008, Colonial Bank, FSB paid $19,310 to Quinn Broadcasting, Inc. for advertising.  Director James Quinn is the owner of Quinn Broadcasting, Inc.  During the year ended December 31, 2008, Colonial Bank, FSB paid $37,973 in insurance commissions to Allen Associates, Insurance Services.  Director Richard Allen is the President of Allen Associates, Insurance Services.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock.  Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis.  Based on our review of ownership reports required to be filed for the year ended December 31, 2008, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Colonial Bankshares, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions.  The Code of Ethics has been filed with the Securities and Exchange Commission as Exhibit 14 to the Annual Report on Form 10-KSB for the year ended December 31, 2005 (File No. 000-51385).

Meetings and Committees of the Board of Directors

The business of Colonial Bankshares, Inc. is conducted at regular and special meetings of the Board and its committees.  In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions.  The standing committees of the Board of Directors of Colonial Bankshares, Inc. are the Audit, Compensation and Nominating Committees.  The entire Board of Directors acts with respect to compensation decisions upon recommendations from the Compensation Committee, although the President and Chief Executive Officer does not participate with respect to decisions on his compensation.  Colonial Bankshares, Inc. relies upon NASDAQ’s “Controlled Company Exemption” from the independence requirements with respect to compensation committees for companies with majority stockholders.  Colonial Bankshares, Inc. is a “Controlled Company” because more than 50% of its shares of common stock are owned by Colonial Bankshares, MHC.

During the year ended December 31, 2008, the Board of Directors met at 13 regular meetings and no special meetings.  No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

Audit Committee.  The Audit Committee is comprised of Directors Facemyer (who serves as Chairman), Fitzpatrick and Hankins.  The Board of Directors has determined that each of Messrs. Facemyer and Fitzpatrick qualifies as an “audit committee financial expert.”  Information with respect to the experience of Messrs. Facemyer and Fitzpatrick is included in “Directors and Executive Officers.”  Each member of the Audit Committee is “independent” in accordance with the listing standards of the NASDAQ Stock Market.

Our Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this proxy statement.  As more fully described in the Audit Committee Charter, the Audit Committee reviews the records and affairs of Colonial Bankshares, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America.  The Audit Committee met five times during the year ended December 31, 2008.

Nominating Committee.  The Nominating Committee consists of all of the directors of Colonial Bankshares, Inc. who are not standing for election.  Colonial Bankshares, Inc. relies upon NASDAQ’s “Controlled Company Exemption” from the independence requirements with respect to nominating committees for companies with majority stockholders.  Colonial Bankshares, Inc. is a “Controlled Company” because more than 50% of its shares of common stock are owned by Colonial Bankshares, MHC.

The Nominating Committee does not operate under a written charter.  Our Bylaws govern the nominations process, in accordance with Office of Thrift Supervision regulations, and the Board of Directors, by resolution, addresses the nominations process set forth in the Bylaws.  The Nominating Committee met once during the year ended December 31, 2008.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to Colonial Bankshares, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If there were a vacancy on the board because any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would determine the desired skills and experience of a new nominee, solicit suggestions for director candidates from all Board members and may engage in other search activities.  Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Colonial Bankshares, Inc., a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other points of view.  In addition to examining a candidate’s qualifications in light of the above attributes, the Nominating Committee would consider the following:  the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; and the ability to develop business for Colonial Bankshares, Inc.

In addition, our Bylaws provide that a Director must own at least 100 shares of common stock of Colonial Bankshares, Inc.  During the year ended December 31, 2008, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating Committee may consider qualified candidates for Director suggested by our stockholders.  Stockholders can suggest qualified candidates for Director by writing to our Corporate Secretary at 2745 S. Delsea Drive, Vineland, New Jersey 08360.  The Corporate Secretary must receive a submission not less than 150 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting.  The submission must include the following:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

●
The name and address of the stockholder as such information appears on Colonial Bankshares, Inc.’s books, and the number of shares of Colonial Bankshares, Inc.’s common stock that are owned beneficially by such stockholder.  If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

●
The name, address and contact information for the candidate, and the number of shares of common stock of Colonial Bankshares, Inc. that are owned by the candidate.  If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

●	A statement of the candidate’s business and educational experience;

●	Such other information regarding the candidate as would be required to be included in Colonial Bankshares, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

●	A statement detailing any relationship between the candidate and any customer, supplier or competitor of Colonial Bankshares, Inc. or its affiliates;

●	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for our 2008 annual meeting of stockholders. Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice Of Business To Be Conducted At An Annual Meeting.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2008;

●
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance”; and

●
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Colonial Bankshares, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Gregory J. Facemyer, CPA	John Fitzpatrick, CPA	Frank M. Hankins, Jr.

Compensation Committee

The Compensation Committee of the Board of Directors of Colonial Bankshares, Inc. is responsible for developing compensation guidelines and for recommending the compensation for the Chief Executive Officer, the Chief Financial Officer and other senior executive officers.  The Compensation Committee consists of Messrs. Fralinger (who serves as Chairman), Facemyer and Allen.  No member of the Compensation Committee is a current or former officer or employee of Colonial Bankshares, Inc., Colonial Bank, FSB or any subsidiary.  Each of the members is independent as defined in the NASDAQ listing standards.  For the year ended December 31, 2008, all Compensation Committee decisions were submitted to the full Board of Directors for review; however, Mr. Geletka did not participate in the consideration of his compensation.  During the year ended December 31, 2008, the Compensation Committee met one time.

The compensation committee operates under a charter which is attached as Appendix B to this proxy statement, which sets forth the responsibilities of the compensation committee and reflects the committee’s commitment to create a compensation structure that compensates senior management and aligns the interests of senior management with those of our stockholders.

Our philosophy is to align executive compensation with the interests of our stockholders and to determine appropriate compensation levels that will enable us to meet the following objectives:

●	To attract, retain and motivate an experienced, competent executive management team;

●	To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

●	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

●	To encourage ownership of our common stock through stock-based compensation to all levels of management; and

●	To maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Colonial Bankshares, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity.  The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.  The Compensation Committee and the Chief Executive Officer review the same information in connection with this recommendation.

 The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the company’s market area.  Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer.  The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association and the New Jersey League of Community Bankers as well as other surveys prepared by trade groups and independent benefit consultants.  In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position.  These factors are considered subjectively and none of the factors are accorded a specific weight.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to:  Board of Directors, Colonial Bankshares, Inc., 2745 S. Delsea Drive, Vineland, New Jersey 08360, Attention:  Corporate Secretary.  Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received.   The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of Colonial Bankshares, Inc., and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Attendance at Annual Meetings of Stockholders

Colonial Bankshares, Inc. does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts.  All of our directors attended the 2008 annual meeting of stockholders.

Executive Compensation

The following table sets forth for the years ended December 31, 2008 and 2007 certain information as to the total remuneration paid by us to Mr. Geletka, who serves as President and Chief Executive Officer, and the two most highly compensated executive officers of Colonial Bank, FSB other than Mr. Geletka (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (2)	Total ($)
Edward J. Geletka	2008	189,082	—	42,398	33,731	3,706	—	22,893	291,810
President, Chief	2007	184,831	—	42,398	33,731	6,500	—	26,427	293,887
Executive Officer and Director

L. Joseph Stella, III	2008	131,085	—	21,199	16,676	2,569	—	12,247	183,776
Executive Vice President	2007	128,138	—	21,199	16,676	5,000	—	14,105	185,118
and Chief Financial Officer

William F. Whelan	2008	122,841	—	14,964	9,096	4,815	—	12,043	163,759
Executive Vice President	2007	120,079	—	14,964	9,096	5,000	—	13,998	163,137
and Operations Officer
_________________
(1)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) with respect to awards of restricted stock and stock options granted to each of the Named Executive Officers.  For a discussion of the assumptions used to establish the valuation of the restricted stock awards and stock options, reference is made to “Note 11 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the year ended December 31, 2008 and Form 10-KSB for the Year Ended December 31, 2007.

(2)
For 2008, includes: employer matching contributions of $5,847, $4,054 and $3,799 allocated to the accounts of Messrs. Geletka, Stella and Whelan, respectively, under the Colonial Bank, FSB 401(k) plan; the fair market value at December 31, 2008 of the shares of common stock allocated pursuant to the Colonial Bank, FSB employee stock ownership plan in 2008, representing $6,565, $3,936 and $4,088 for each of Messrs. Geletka, Stella and Whelan, respectively; unused sick pay in the amount of $5,818, $4,033 and $3,780 paid to Messrs. Geletka, Stella and Whelan, respectively; and life insurance premiums in the amount of $250, $224 and $376 paid on behalf of Messrs. Geletka, Stella and Whelan, respectively.  For 2008, also includes an automobile allowance of $4,413 for Mr. Geletka.

Salary for the Named Executive Officers is paid pursuant to Employment Agreements, which are discussed below under “—Employment Agreements.”  Amounts included in the “Non-equity incentive plan compensation” column are based on our bonus plan, which is discussed below under “—Bonus Plan.”

Employment Agreements.  Colonial Bank, FSB has entered into amended and restated employment agreements with Edward J. Geletka, L. Joseph Stella, III, and William F. Whelan.  The agreement for Mr. Geletka has an initial term of three years and the agreements for Messrs. Stella and Whelan each have an initial term of two years.  Unless notice of non-renewal is provided, the agreements renew annually.  The agreements provide for the payment of a base salary, which will be reviewed at least annually, and which may be increased, but not decreased.  Under the agreements, the current base salaries for Messrs. Geletka, Stella and Whelan are $192,864, $133,707 and $125,298, respectively.  In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees, and reimbursement of business expenses, including fees for memberships in clubs and organizations.  Mr. Geletka’s agreement provides for the use of an automobile and reimbursement of expenses associated with the use of such automobile.  Each executive’s employment may be terminated for just cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

The executives are entitled to severance payments and benefits in the event of termination of employment under specified circumstances, including in the event the executive’s employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following:

(1)	the failure to elect or reelect or to appoint or reappoint the executive to his executive position;

(2)	a material change in the executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope;

(3)	the liquidation or dissolution of Colonial Bankshares, Inc. or Colonial Bank, FSB;

(4)
a material reduction in the executive’s base salary or a relocation of the executive’s principal place of employment by more than 25 miles from its location as of the date of the employment agreement; or

(5)	a material breach of the employment agreement by Colonial Bank, FSB.

In the event of the executive’s involuntary termination following a change in control of Colonial Bankshares, Inc. or Colonial Bank, FSB or the executive’s resignation from employment following a change in control, the executive will be entitled to a severance payment equal to, for Mr. Geletka, three times the sum of the executive’s base salary and the highest rate of bonus awarded to the executive during the prior three years, payable in a lump sum, and, for Messrs. Stella and Whelan, two times the sum of the base salary and highest rate of bonus awarded during the prior three years, payable in a lump sum.  In addition, Colonial Bank, FSB will continue to provide life, medical, dental and disability coverage for 36 months after termination of the agreement for Mr. Geletka, and coverage for 24 months after termination of the agreement for Messrs. Stella and Whelan.

Upon termination of the executive’s employment other than in connection with a change in control, the executive agrees not to compete with Colonial Bankshares, Inc. or Colonial Bank, FSB, for one year following termination of employment, within 25 miles of any existing branch of Colonial Bank, FSB or 25 miles of any office for which Colonial Bank, FSB or a subsidiary has filed an application for regulatory approval. Should the executive become disabled, the executive would be entitled to benefits provided under any disability program sponsored by Colonial Bankshares, Inc. or Colonial Bank, FSB.  To the extent such benefits are less than the executive’s base salary, Colonial Bank, FSB would continue to pay the difference between the benefits provided under any disability program sponsored by Colonial Bank, FSB or Colonial Bankshares, Inc. and the executive’s base salary for a period of one year, and would continue to provide life, medical and dental coverage for the remaining term of the agreement or one year, whichever is longer.  In the event the executive dies while employed by Colonial Bank, FSB, the executive’s beneficiary, personal representatives or estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical and dental benefits for two years after Mr. Geletka’s death, and one year after Mr. Stella’s or Mr. Whelan’s death.

Upon termination of the employment agreement upon retirement (as defined therein), the executive would only be entitled to benefits under any retirement plan of Colonial Bank, FSB and other plans to which the executive is a party.  The employment agreements also provide that in the event termination payments would include an “excess parachute payment” under Section 280G of the Internal Revenue Code, such benefits would be reduced accordingly.

Bonus Plan.  We have adopted a bonus plan for our directors and officers, including our Named Executive Officers.  Individuals are eligible to receive a maximum bonus of 30% of salary.  Bonuses are paid based upon our return on average assets, with 70% of the bonus based upon average return on average assets for the trailing three years, and 30% based upon return on average assets for the current year.  Payment of bonuses is also subject to satisfactory performance reviews.  All payments under the bonus plan shall be paid in full no later than March 15 of the calendar year immediately following the calendar year for which the bonuses were earned.  For the year ended December 31, 2008, Named Executive Officers received bonuses of approximately 2.5% of their base salary, and for the year ended December 31, 2007, Named Executive Officers received bonuses of approximately 3.8% of their base salary.  These amounts are included in the “Non-equity incentive plan compensation” column of the Summary Compensation Table.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of December 31, 2008 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008 (1)

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Edward J. Geletka	17,800	26,700	—	12.47	10/19/2016	10,200	80,070	—	—

L. Joseph Stella, III	8,800	13,200	—	12.47	10/19/2016	5,100	40,035	—	—

William F. Whelan	4,800	7,200	—	12.47	10/19/2016	3,600	28,260	—	—
________________
(1)
All equity awards noted in this table were granted pursuant to the Colonial Bankshares, Inc. 2006 Stock-based Incentive Plan, which was approved by stockholders on July 19, 2006, and represent all awards held at December 31, 2008 by the Named Executive Officers.  On October 19, 2006, the Named Executive Officers were granted shares of restricted stock and stock options.  Shares of restricted stock vest at a rate of 20% per year commencing on October 19, 2007.  Stock options vest at a rate of 20% per year commencing on October 19, 2007, have an exercise price of $12.47, the closing price on the date of grant, and expire ten years from the date of grant.

(2)	Based on the closing stock price of $7.85 per share on December 31, 2008 as reported by the NASDAQ Stock Market.

Stock-Based Incentive Plan.  Our stockholders approved the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan (the “Incentive Plan”) at our 2006 Annual Meeting of Stockholders.  The purpose of the Incentive Plan is to provide our officers, employees and directors with additional incentives to promote our growth and performance.

The Incentive Plan authorizes the issuance of up to 310,188 shares of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards.  No more than 88,625 shares may be issued as restricted stock awards, and no more than 221,563 shares may be issued pursuant to the exercise of stock options.  Employees and outside directors or its subsidiaries are eligible to receive awards under the Incentive Plan.

Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards as follows.

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the Incentive Plan means the final sales price of our shares of common stock as reported on the NASDAQ Stock Market on the date the option is granted, or if our shares of common stock were not traded on such date, then on the day prior to such date or on the next preceding day on which our shares of common stock were traded, and without regard to after-hours trading activity.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or with our stock that was owned by the participant for at least six months prior to delivery, or by reduction in the number of shares deliverable pursuant to the stock option, or subject to a “cashless exercise” through a third party.  Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares.

Stock Appreciation Rights.  Stock appreciation rights give the recipient the right to receive a payment in Company common stock of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement.  Stock appreciation rights will not be granted unless we solely settle the stock appreciation right in common stock and there is no further ability to defer the income received on the exercise of the stock appreciation right.

Stock Awards.  Stock awards under the Incentive Plan will be granted only in whole shares of common stock.  No stock options or shares of restricted stock were granted to our Named Executive Officers during the year ended December 31, 2008.

Employee Stock Ownership Plan and Trust.  Colonial Bank, FSB implemented an employee stock ownership plan in connection with Colonial Bankshares, Inc.’s initial public offering.  Employees with at least one year of employment with Colonial Bank, FSB are eligible to participate. As part of the offering, the employee stock ownership plan trust borrowed funds from Colonial Bankshares, Inc. and used those funds to purchase 166,398 shares of the common stock.  The shares of common stock purchased by the employee stock ownership plan are the collateral for the loan. The loan will be repaid principally from Colonial Bank, FSB through discretionary contributions to the employee stock ownership plan over a period of 15 years.  The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan will be equal to 6.00% for the term of the loan.  Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become fully vested upon completion of five years of credited service, with credit given to participants for years of service with Colonial Bank, FSB prior to the adoption of the plan.  A participant’s interest in his account under the plan also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan).  Vested benefits are payable in the form of shares of common stock and/or cash. Colonial Bank, FSB’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits.  Therefore, benefits payable under the employee stock ownership plan cannot be estimated.  Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.  The employee stock ownership plan will terminate in the event of a change in control.

Other Equity Compensation Plans.  Other than our employee stock ownership plan, we do not have any equity compensation plans that were not approved by stockholders.  The following table sets forth information with respect to our Incentive Plan.

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price	Number of securities remaining available for issuance under plan
Stock options	221,563	$12.47	25,095
Total	221,563	$12.47	25,095

Directors’ Compensation

The following table sets forth for the year ended December 31, 2008 certain information as to the total remuneration we paid to our directors other than Mr. Geletka.  Mr. Geletka does not receive fees for his services as a Director.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2008
Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($) (2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Richard S. Allen	24,734	10,849	8,397	—	—	—	43,980
Gregory J. Facemyer	30,634	10,849	8,397	—	—	—	49,880
Albert A. Fralinger, Jr.	28,950	10,849	8,397	—	—	—	48,196
Frank M. Hankins, Jr.	36,510	10,849	8,397	—	—	—	55,756
James Quinn	24,734	10,849	8,397	—	—	—	43,980
John Fitzpatrick	28,334	10,849	8,397	—	—	—	47,580
_____________________
(1)
Reflects expense related to an award of 4,350 shares of restricted stock granted to each director on October 19, 2006 with a grant date fair value of $54,245 (based on a grant date fair value of $12.47 per share).  Awards vest in five equal annual installments beginning on the first anniversary of the date of grant.  As of December 31, 2008, each director had 2,610 unvested shares of restricted stock.  See “Note 11 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the Year Ended December 31, 2008.

(2)
Reflects expense related to an award of 11,078 stock options granted to each director on October 19, 2006 with a grant date fair value of $41,986 (based on a grant date fair value of $3.79 per stock option).  Each option has an exercise price of $12.47, the closing price of our common stock on the date of grant.  Options vest in five equal annual installments beginning on the first anniversary of the date of grant.  As of December 31, 2008, each director held 6,646 unexercised and unvested stock options.  See “Note 11 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the Year Ended December 31, 2008.

Each of the individuals who currently serve as a director of Colonial Bankshares, Inc. also serves as a director of Colonial Bank, FSB and earns director fees in that capacity, although directors who are also employees of Colonial Bank, FSB do not receive director fees.  Each non-employee director of Colonial Bank, FSB is paid an annual retainer fee of $7,500.   The Chairman of the Board is paid a fee of $2,030 per board meeting, the Vice Chairman of the Board is paid a fee of $1,675 per board meeting and all other non-employee directors are paid a fee of $1,407 per board meeting.  In addition, each non-employee director participates in Colonial Bank, FSB’s bonus program, which is described under “Executive Compensation—Bonus Plan.”  Bonuses are calculated as a percentage of the director’s annual compensation.  During the year ended December 31, 2008, there were no bonus payments to non-employee directors under this plan.

Directors are eligible to participate in our Incentive Plan, described above in “—Stock-Based Incentive Plan.”  No grants were made under this plan to directors during the year ended December 31, 2008.

Transactions With Certain Related Persons

In the ordinary course of business, Colonial Bank, FSB makes loans available to its directors, officers and employees.  These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Colonial Bank, FSB.  Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, one of which is applicable to Colonial Bankshares, Inc.  Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to Colonial Bankshares, Inc.’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

During the year ended December 31, 2008, Colonial Bank, FSB paid $155,359 to Fralinger Engineering for land surveying and site plan engineering.  Chairman Albert Fralinger is the Chairman and Chief Financial Officer of Fralinger Engineering.

In accordance with the listing standards of the NASDAQ Stock Market, any transactions that would be required to be reported under this section of this proxy statement must be approved by our audit committee or another independent body of the board of directors.  In addition, any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Colonial Bankshares, Inc. has approved the engagement of Beard Miller Company LLP to be our independent registered public accounting firm for the year ending December 31, 2009, subject to the ratification of the engagement by our stockholders.  At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Beard Miller Company LLP for the year ending December 31, 2009.  A representative of Beard Miller Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller Company LLP during the years ended December 31, 2008 and 2007:

Audit Fees.  The aggregate fees billed to us by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings and engagements were $107,500 and $99,500 during the years ended December 31, 2008 and 2007, respectively.

Audit Related Fees.  There were no fees billed to us by Beard Miller Company LLP for assurance and related services rendered by Beard Miller Company LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “—Audit Fees,” above, during the years ended December 31, 2008 and 2007, respectively.

Tax Fees.  The aggregate fees billed to us by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for tax preparation, tax consultation and tax compliance were $15,000 and $14,000 during the years ended December 31, 2008 and 2007, respectively.

All Other Fees.  There were no fees billed to us by Beard Miller Company LLP during the years ended December 31, 2008 and 2007, respectively that are not described above.

 The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Beard Miller Company LLP, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee pre-approved 100% of the tax fees described above during the years ended December 31, 2008 and 2007.

In order to ratify the selection of Beard Miller Company LLP as independent registered public accounting firm for the year ending December 31, 2008, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected.  The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Beard Miller Company LLP as independent registered public accounting firm for the year ending December 31, 2009.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Colonial Bankshares, Inc.’s executive office, 2745 S. Delsea Drive, Vineland, New Jersey 08360, no later than December 14, 2009.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders.  These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than five days in advance of such meeting, subject to certain exceptions) by the Secretary of Colonial Bankshares, Inc.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2010 annual meeting of stockholders is expected to be held May 20, 2010.  Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us by May 17, 2010.  If notice is received after May 17, 2010, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Colonial Bankshares, Inc.  Colonial Bankshares, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of Colonial Bankshares, Inc. may solicit proxies personally or by telephone without additional compensation.

A COPY OF COLONIAL BANKSHARES, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 2745 S. DELSEA DRIVE, VINELAND, NEW JERSEY OR BY CALLING (856) 205-0058.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Colonial Bankshares, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2008 Annual Report to Stockholders are each available on the internet at www.cfpproxy.com/5833.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marie E. Davis
Marie E. Davis
Secretary

Vineland, New Jersey
April 21, 2009

Appendix A

COLONIAL BANKSHARES, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.  The Audit Committee will assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent registered public accounting firm, and (4) such other duties as may be assigned by the Board or required by law.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members.  The members of the Audit Committee shall meet the independence and skill requirements of the National Association of Securities Dealers (the “NASD”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission.  Either (i) at least one member of the Audit Committee shall be an Audit Committee Financial Expert as defined by the Commission, or (ii) if required by Commission rules, the Company must disclose the lack of an Audit Committee Financial Expert in its annual meeting proxy materials.  Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.  The Audit Committee may meet periodically with management, the internal auditors and the independent registered public accounting firm in separate executive sessions.

Committee Authority and Responsibilities

A.	Registered Public Accounting Firms

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.  The responsibility includes the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.  The registered public accounting firm reports directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(I)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

	A.	Responsibilities Regarding Financial Statements and Disclosure Matters

1.
Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K and filed with the Commission.

2.	In connection with the annual audited financial statements, review and discuss with the independent registered public accounting firm:

(a) All critical accounting policies and practices to be used.

(b)
All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm.

(c) Other material written communications between the independent registered public accounting firm and management such as any management letter or schedule of unadjusted differences.

3.
Review and discuss with management and the independent registered public accounting firm the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm’s reviews of the quarterly financial statements.  The review may be accomplished by one or more designated members of the Committee, or by the entire Committee.

4.
Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

5.
Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to the requested information, and any significant disagreements with management.

6.
Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

C.	Oversight of the Company’s Relationship with the Independent Auditor

1.	Evaluate the qualifications, performance and independence of the independent registered public accounting firm.

2.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

3.	Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

4.
Receive and review the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board No. 1, Independence Discussions with Audit Committees, and discussing with the independent registered public accounting firm their independence.  Consider whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence.

5.
Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

D.	Oversight of the Internal Audit Function

The functions of the Internal Auditor and the Internal Audit Department are under the direction of the Audit Committee.  The Internal Auditor is hired by and reports directly to the Audit Committee.  Oversight duties include:

1.	Reviewing and approving the audit plan, which shall include all appropriate control and compliance matters;

2.	Reviewing reports of internal auditors as well as management’s response;

3.	Monitoring adherence to the audit plan;

4.	Monitoring corrective action taken by management;

5.	Monitoring corrective actions resulting from examination reports or external audit reports as tracked by the Internal Audit Department; and

6.	Reviewing the policies adopted by the Board of Directors governing the Internal Audit Department and recommending modifications thereof if indicated.

E.	Compliance Oversight Responsibilities

1.	Obtain from the independent registered public accounting firm assurance the auditor has adhered to the requirements of Section 10A(b) of the Exchange Act.

2.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and published reports that raise material issues regarding the Company’s financial statements or accounting policies.

4.	Review with management the Company’s compliance with laws and regulations.

Audit Committee Governance

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent registered public accounting firm.

Appendix B

COLONIAL BANKSHARES, INC.

Compensation Committee Charter

I.	Statement of Purpose

The Compensation Committee is a standing committee of the Board of Directors.  The Committee shall have the authority to determine the compensation of the Company’s executive officers and such other employees as the Committee may decide.  The Committee shall also approve the report of the Committee for inclusion in the Company’s annual proxy statement.

II.	Organization

	1.	Charter. At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board of Directors for approval.
2.
Members.  The members of the Committee shall be appointed by the Board of Directors and shall meet the independence requirements of applicable law, the listing standards of the New York Stock Exchange and applicable policies of the Board of Directors.  The Committee shall be comprised of at least three members.  Committee members may be removed by the Board of Directors.  The Board of Directors shall also designate a Committee Chairperson.

	3.	Meetings. In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings. Additional meetings may be scheduled as required.
4.
Agenda, Minutes and Reports.  The Chairperson of the Committee shall be responsible for establishing the agendas for meetings of the Committee.  An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting.  Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities.  The minutes shall be circulated in draft form to all committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board of Directors.  The Committee shall make regular reports to the Board of Directors.

III.	Responsibilities

The following shall be the principal responsibilities of the Committee:

1.
Compensation Philosophy and Program.  In consultation with senior management, the Committee shall establish the Company’s general compensation philosophy, and oversee the development and implementation of executive compensation programs and policies with respect to the engagement of individuals as independent contractors of the Company.  The Committee shall review on a periodic basis the Company’s executive compensation programs and make any modifications that the Committee may deem necessary or advisable, in its sole discretion.

2.
Chief Executive Officer Compensation.  The Committee shall annually review and approve the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer and shall evaluate the performance of the Chief Executive Officer in light of those goals and objectives.  Based on such evaluation, the Committee shall have the sole authority to set the compensation (including base salary, incentive compensation and equity-based awards) of the Chief Executive Officer.  In determining incentive compensation, the Committee shall consider, among other factors it deems appropriate from time to time, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to management in prior years.

B-1

3.
Officer Compensation.  The committee shall also review and approve the compensation (including base salary, incentive compensation and equity-based awards) of officers above the level of Vice-President of the Company.

4.
Benefit Plans.  The Committee shall review the terms of the Company’s incentive compensation plans, equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans.  Unless their administration is otherwise delegated in accordance with the provisions of Article III-11, the Committee shall administer such plans, including determining any incentive or equity-based awards to be granted to members of senior management under any such plan.

5.
Post-Service Arrangements and Perquisites.  The Committee shall review periodically policies with respect to post-service arrangements and perquisites provided to officers above the level of Vice President, including the Chief Executive Officers perquisites policies for Vice Presidents.

6.
Appointment and Monitoring of Named Fiduciaries.  With respect to any funded employee benefit plan covering employees of the Company subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, the Committee shall have the authority to appoint, terminate and monitor the named fiduciary or named fiduciaries of such plan, unless such fiduciaries are specified in the constituent plan documents.

7.
Compensation Discussion and Analysis; Compensation Disclosures. The Committee shall review and discuss the Compensation Discussion and Analysis section proposed for inclusion in the Company’s Annual Report on Form 10-K and Annual Proxy Statement and recommend to the Board whether such section should be so included.  In that connection, the Committee shall also review the related tabular and other disclosures about director and executive compensation proposed by management for inclusion in such Annual Report and Proxy Statement.

8.	Annual Compensation Committee Report. The Committee shall approve the annual report for inclusion in the Company’s annual proxy statement, all in accordance with applicable rules and regulations.
9.	Committee Performance Evaluation. The Committee shall evaluate its own performance on an annual basis and develop criteria for such evaluation.
10.
Access to Consultants.  The Committee shall have the resources and authority to discharge its duties and responsibilities as described herein, including the authority to select, retain and terminate counsel, consultants and other experts.  The Committee shall have the sole authority to select, retain and terminate a compensation consultant and approve the consultant’s fees and other retention terms.

11.
Delegation.  When appropriate, as permitted under applicable law and the listing standards of the New York Stock Exchange, the Board of Directors or the Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee, the Board or members of management.

12.	Other Duties. The Committee shall also carry out such duties as may be delegated to it by the Board of Directors from time to time.

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REVOCABLE PROXY

COLONIAL BANKSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 21, 2009

The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the executive offices of Colonial Bank FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on May 21, 2009, at 3:00 p.m. local time.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of Frank M. Hankins, Jr. and Gregory J. Facemyer, CPA, each to serve for a three-year term.	☐	☐	☐

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

______________________________

______________________________

______________________________
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 21, 2009 and audited financial statements.

Dated:	☐	Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:  COLONIAL BANKSHARES, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2008 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/5833.